NORTHERN FUNDS

Multi-Manager Large Cap Fund

Summary Prospectus | July 31, 2010 (as revised October 1, 2010)	Ticker: NMMLX

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at www.northernfunds.com/prospectus. You can also get this information at no cost by calling 800-595-9111 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Fund’s complete Prospectus and Statement of Additional Information, both dated July 31, 2010, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily larger market capitalization equity securities. Income is the Fund’s secondary objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.90%
Distribution (12b-1) Fees		0.00%
Other Expenses		0.30%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.05%
Total Annual Fund Operating Expenses		1.20%

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$122	$381	$660	$1,455

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48.85% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, generally within the range of the market capitalization of the companies in the Russell 1000® Index (the “Russell 1000 Index”). Companies whose capitalization no longer meets this definition after purchase may continue to be considered large capitalization companies. As of June 30, 2010, the market capitalization of the companies in the Russell 1000 Index was between $968 million and $290.86 billion. The size of companies in the Index changes with market conditions. In addition, changes to the composition of the Index can change the market capitalization range of companies in the Index. The Fund is not limited to the stocks included in the Russell 1000 Index and may invest in other stocks that meet the criteria discussed below.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of the Investment Advisers. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions. The Fund utilizes two principal styles intended to complement each other:

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Value style whereby the sub-advisers seek to identify companies whose improving businesses are not fully recognized by the market and whose securities are thus selling at valuations less than should be expected.

■	Growth style whereby the sub-advisers seek to identify companies that are exhibiting rapid growth in their businesses.

NF SUM MMLC (10/10)	SUMMARY PROSPECTUS	1	MULTI-MANAGER LARGE CAP FUND

When determining the allocations and reallocations to sub-advisers, the Investment Advisers will consider a variety of factors, including but not limited to the sub-adviser’s style, historical performance and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics).

Although the Fund invests primarily in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.

Frank Russell & Company does not endorse any of the securities in the Russell 1000 Index. It is not a sponsor of the Multi-Manager Large Cap Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular market sector.

TECHNOLOGY SECURITIES RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2010 is (6.77)%. For the periods shown in the bar chart above, the highest quarterly return was 14.14% in the second quarter of 2009, and the lowest quarterly return was (19.57)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2009)

	Inception Date	1-Year	Since Inception
Multi-Manager Large Cap Fund	10/17/07
Return before taxes		28.75%	(9.67)%
Return after taxes on distributions		28.59%	(9.80)%
Return after taxes on distributions and sale of Fund shares		18.86%	(8.16)%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)		28.43%	(11.27)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MULTI-MANAGER LARGE CAP FUND	2	SUMMARY PROSPECTUS

MANAGEMENT

INVESTMENT ADVISERS AND SUB-ADVISERS. The Northern Trust Company of Connecticut and Northern Trust Investments, N.A., each an indirect subsidiary of Northern Trust Corporation, serve jointly as the Investment Advisers of the Multi-Manager Large Cap Fund. Delaware Management Company, Inc., Jennison Associates LLC, Marsico Capital Management, LLC and Metropolitan West Capital Management, LLC each serves as a sub-adviser of the Fund.

PORTFOLIO MANAGERS

	Title	Portfolio Manager of Fund since:
The Northern Trust Company of Connecticut
Andrew S.C. Smith, CFA	Senior Vice President and Chief Investment Officer	October 2007
Jessica K. Hart	Senior Vice President	June 2009
Delaware Management Company, Inc.
D. Tysen Nutt, Jr.	Senior Vice President and Senior Portfolio Manager	October 2007
Anthony A. Lombardi	Vice President and Senior Portfolio Manager	October 2007
Robert A. Vogel, Jr.	Vice President and Senior Portfolio Manager	October 2007
Nikhil G. Lalvani	Vice President and Portfolio Manager	October 2007
Kristen E. Bartholdson	Portfolio Manager	October 2007
Jennison Associates LLC
Kathleen A. McCarragher	Director, Managing Director and Head of Growth Equity	October 2007
Marsico Capital Management, LLC
Thomas F. Marsico	Chief Executive Officer and Chief Investment Officer	October 2007
A. Douglas Rao	Senior Analyst and Portfolio Manager	July 2010
Metropolitan West Capital Management, LLC
Howard Gleicher	Lead Strategist and Chief Investment Officer	October 2007
Gary W. Lisenbee	President and Senior Analyst	October 2007
David M. Graham	Senior Analyst	October 2007
Jeffrey Peck	Senior Analyst and Director of Research	October 2007
Jay Cunningham	Senior Analyst	October 2007

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

SUMMARY PROSPECTUS	3	MULTI-MANAGER LARGE CAP FUND

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MULTI-MANAGER LARGE CAP FUND	4	SUMMARY PROSPECTUS